EGA EMERGING GLOBAL SHARES TRUST

Supplement dated March 20, 2013 to the Statement of Additional Information dated July 19, 2012, for

EGShares Beyond BRICs ETF

EGShares Emerging Markets Domestic Demand ETF

(the “Funds”)

The following supplements the information included in the Funds’ Statement of Additional Information.

Information in the creation/redemption transaction fee table relating to the Fund under the heading “CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS – Creation Transaction Fee” is replaced in its entirety with the following:

Fund	Standard Creation/Redemption Transaction Fee	Maximum Creation/Redemption Transaction Fee
EGShares Beyond BRICs ETF	$2,000	$2,500
EGShares Emerging Markets Domestic Demand ETF	$1,500	$2,000